                                                                    EXHIBIT 99.1

                               SUBJECT TO REVISION
                     SERIES TERM SHEET, DATED APRIL 29, 2003

                  American Express Credit Account Master Trust
                                     Issuer

                         American Express Centurion Bank
              American Express Receivables Financing Corporation II
                                   Transferors

             American Express Travel Related Services Company, Inc.
                                    Servicer

                                  SERIES 2003-3

          $618,750,000 Class A Floating Rate Asset Backed Certificates
           $60,000,000 Class B Floating Rate Asset Backed Certificates

         THE SERIES 2003-3 CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFERORS OR ANY AFFILIATE THEREOF. NONE OF THE SERIES 2003-3 CERTIFICATES, THE UNDERLYING ACCOUNTS OR THE RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE SERIES 2003-3 CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE SERIES 2003-3 CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY, LIMITED IN NATURE AND SUBJECT TO COMPLETION OR AMENDMENT AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 2003-3 CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.


                    Underwriters of the Class A Certificates
Banc of America Securities LLC                   Banc One Capital Markets, Inc.
              Barclays Capital
                         Citigroup
                                 Guzman & Company
                                             Utendahl Capital Partners, L.P.
                                                        The Williams Group, L.P.

                    Underwriters of the Class B Certificates
Banc of America Securities LLC                   Banc One Capital Markets, Inc.

                             SUMMARY OF SERIES TERMS

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2003-3 Supplement to the Pooling and Servicing Agreement. The information below addresses only certain limited aspects of the Series 2003-3 Certificates and their investment characteristics and does not purport to provide a complete description of such Series 2003-3 Certificates.


Issuer...............................................        American Express Credit Account Master Trust.
Title of Securities..................................        Class A Floating Rate Asset Backed Certificates,  Series
                                                             2003-3.

                                                             Class B Floating Rate Asset Backed Certificates,  Series
                                                             2003-3.

Initial Invested Amount..............................        $750,000,000.

Class A Initial Invested Amount......................        $618,750,000.

Class B Initial Invested Amount......................        $60,000,000.

Collateral Initial Invested Amount...................        $71,250,000.

Class A Certificate Rate.............................        One-month LIBOR plus [o]% per annum.

Class B Certificate Rate.............................        One-month LIBOR plus [o]% per annum.

Distribution Dates...................................        The  fifteenth day of each month (or, if that day is not
                                                             a business day, the next business day); the first
                                                             distribution date is June 16, 2003.

Expected Final Payment Date..........................        The April 2008 distribution date.

Controlled Accumulation Amount.......................        For each distribution date with respect to the
                                                             controlled accumulation period, $56,562,500. However,
                                                             if the beginning of the controlled accumulation period
                                                             is delayed, the controlled accumulation amount would be
                                                             greater. The controlled accumulation period is
                                                             scheduled to commence at the close of business on the
                                                             last day of the March 2007 monthly period.

Series Issuance Date.................................        May [o], 2003.

Series Termination Date..............................        The November 2010 distribution date.

Group................................................        Group II.


                          SUMMARY OF SERIES PROVISIONS

THE TRUST

The certificates will be issued by the American Express Credit Account Master Trust. The trust is a master trust and its trustee is The Bank of New York.

THE TRANSFERORS AND THE SERVICER

American Express Centurion Bank and American Express Receivables Financing Corporation II are the transferors of the receivables to the trust and American Express Travel Related Services Company, Inc. is the servicer of the receivables.

OFFERED SECURITIES

American Express Credit Account Master Trust is offering:

$618,750,000 of Class A Certificates; and

$60,000,000 of Class B Certificates.

In this document, references to Series 2003-3 Certificates include both Class A and Class B Certificates.

Beneficial interests in the Series 2003-3 Certificates may be purchased in minimum denominations of $1,000 and integral multiples of $1,000.

The Series 2003-3 Certificates are expected to be issued on May [o], 2003.

Distribution Dates

The distribution dates for the Series 2003-3 Certificates will commence June 16, 2003 and, after that, will be the 15th day of each month, if the 15th day is a business day and, if not, the following business day.

Interest

Interest on the Series 2003-3 Certificates will be paid on each distribution date. The Series 2003-3 Certificates will accrue interest for each interest period at the Class A certificate rate and the Class B certificate rate, as applicable, set on the related LIBOR determination date.

Interest accrued during each interest period will be due on each distribution date. Interest accrued on the Series 2003-3 Certificates will be calculated on the basis of the actual number of days in the related interest period divided by
360. Any interest due but not paid on a distribution date will be payable on the next distribution date together with additional interest at the Class A certificate rate or the Class B certificate rate, as applicable, plus 2% per annum.

o Each "interest period" begins on and includes a distribution date and ends on and excludes the next distribution date. However, the first interest period will begin on and include May [o], 2003, which is the Series 2003-3 issuance date, and end on and exclude June 16, 2003, the first distribution date.

o LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Moneyline Services Telerate Page 3750 (or similar replacement page) as of 11:00 a.m. London time, on the related LIBOR determination date.

o    "LIBOR determination dates" are:

     o May [o], 2003, for the period beginning on and including May [o], 2003 and ending on and excluding June 16, 2003; and

     o the second London business day prior to the first day of each interest period, for each interest period following the first interest period.

Principal

Principal on the Series 2003-3 Certificates is expected to be paid on the April 2008 distribution date. However, certain circumstances could cause principal to be paid earlier or later, or in reduced amounts. There is no penalty for early or late payment of principal. If certain adverse events known as pay-out events occur, principal may be paid earlier than expected. If collections of the credit card receivables are less than expected or are collected more slowly than expected, then principal payments may be delayed. No principal will be paid on the Class B Certificates until the Class A Certificates are paid in full. The final payment of principal and interest on the Series 2003-3 Certificates will be made no later than the November 2010 distribution date.

THE COLLATERAL INTEREST

The trust is also issuing an interest in the assets of the trust that is subordinated to the Series 2003-3 Certificates called the collateral interest.

The initial size of the collateral interest is $71,250,000 representing 9.5% of the initial aggregate principal amount of the Series 2003-3 Certificates and the collateral interest. The holder of the collateral interest will have voting and certain other rights as if the collateral interest were a subordinated class of Series 2003-3 Certificates.

The collateral interest is not being offered through the Prospectus Supplement and accompanying Prospectus.

CREDIT ENHANCEMENT

Credit enhancement for the Series 2003-3 Certificates is for the benefit of Series 2003-3 only, and you are not entitled to the benefits of any credit enhancement available to other series of certificates issued by the trust.

Subordination of the Class B Certificates provides credit enhancement for the Class A Certificates. Subordination of the collateral interest provides credit enhancement for both the Class A Certificates and the Class B Certificates. The collateral invested amount and the Class B invested amount must be reduced to zero before the Class A invested amount will suffer any loss of principal or interest. The collateral invested amount must be reduced to zero before the Class B invested amount will suffer any loss of principal or interest.

OTHER INTERESTS IN THE TRUST

Other Series of Certificates

The trust has issued other series of certificates and expects to issue additional series of certificates. When issued by the trust, the certificates of each of those series also represent an interest in the assets of the trust. The trust may issue additional series with terms that may be different from any other series without the prior review or consent of any certificateholders. The material terms of the previously issued and outstanding series of certificates are described in Annex I hereto.

The Transferor Certificates

The interest in the trust not represented by the Series 2003-3 Certificates, the collateral interest or the other interests issued by the trust is the transferors' interest and is represented by the transferor certificates. The transferors' interest does not provide credit enhancement for your series or any other series.

THE RECEIVABLES

The primary assets of the trust are receivables in designated consumer American Express(R)* credit card, Optima(R)* Line of Credit and Sign & Travel(R)*/ Extended Payment Option revolving credit accounts and, in the future, may include other charge or credit accounts or products. The receivables consist of principal receivables and finance charge receivables.

COLLECTIONS BY THE SERVICER

The servicer will collect payments on the receivables, will deposit those collections in an account and will keep track of those collections that are finance charge receivables and those that are principal receivables.



--------
* American Express(R), Optima(R), and Sign & Travel(R) are federally registered servicemarks of American Express Company and its affiliates.

ALLOCATIONS TO YOU AND YOUR SERIES

Each month, the Servicer will allocate collections of finance charge receivables, collections of principal receivables and the amount of receivables that are not collected and are written off as uncollectible, called the defaulted amount. Set forth below is a brief description of how these finance charge collections, principal collections and defaulted amounts are allocated to you and your series, addressed in four steps. Allocations of finance charge collections involve each of Steps 1, 2, 3 and 4. However, allocations of principal collections and the defaulted amount involve only Steps 1, 2 and 4.

The following discussion is a simplified description of certain allocation provisions and is qualified by the full descriptions of these provisions in the Series 2003-3 Prospectus Supplement and the accompanying Prospectus.

Step 1:  Allocations Among Series

Finance Charge Collections, Principal Collections and Defaulted Amount: Each month, the servicer will allocate finance charge collections, principal collections and the defaulted amount among:

     o your series, based on the size of its invested amount (initially $750,000,000); and

     o other outstanding series, based on the sizes of their respective invested amounts.

Step 2: Allocations Within Your Series

Finance Charge Collections, Principal Collections and Defaulted Amount: Finance charge collections, principal collections and the defaulted amount that are allocated to your series in Step 1 will then be further allocated, based on varying percentages, between:

     o the Series 2003-3 Certificates and the collateral interest, based on the size of the invested amount of your series; and

     o the transferors' interest, which will receive the remainder of these finance charge collections, principal collections and defaulted amounts.

Step 3: Reallocations Among Series in Group II

Finance Charge Collections: Collections of finance charge receivables allocated to the Series 2003-3 Certificates and the collateral interest in Step 2 will then be combined with the collections of finance charge receivables allocated to any other series in Group II. These collections will then be reallocated among the series in Group II (including your series) based upon the relative size of the required payments to each series in Group II as compared to the total required payments of all series in Group II.

Step 4: Final Allocations Among Class A, Class B and the Collateral Interest

Finance Charge Collections, Principal Collections and Defaulted Amount: The finance charge collections reallocated to your series in Step 3, together with the principal collections and defaulted amount allocated to your series in Step 2, will then be further allocated, based on varying percentages, among:

     o the Class A Certificates, based on the Class A invested amount (initially $618,750,000);

     o the Class B Certificates, based on the Class B invested amount (initially $60,000,000); and

     o the collateral interest, based on the collateral invested amount (initially $71,250,000).

The Series 2003-3 Certificates will be the twenty-second outstanding series issued by the trust in Group II. Any issuance of a new series in Group II may reduce or increase the amount of finance charge collections allocated to the Series 2003-3 Certificates.

You are entitled to receive payments of interest and principal based upon allocations to your series. The invested amount, which is the primary basis for allocations to your series, is the sum of (a) the Class A invested amount, (b) the Class B invested amount and (c) the collateral invested amount. The Class A invested amount, the Class B invested amount and the collateral invested amount will initially equal the outstanding principal amount of the Class A Certificates, the Class B Certificates and the collateral interest, respectively. The invested amount of a series or class will decline as a result of principal payments and may decline if receivables are written off or for other reasons. If the invested amount for your series or class declines, amounts allocated and available for payment to you may be reduced.

APPLICATIONS OF COLLECTIONS

Finance Charge Collections

Collections of finance charge receivables allocated to the Class A Certificates will be used to pay interest due to Class A and, under certain circumstances, Class A's portion of the servicing fee due to the servicer and to cover Class A's portion of receivables that are written off as uncollectible. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the Class B Certificates will be used to pay interest due to Class B and, under certain circumstances, Class B's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the collateral interest will be used, under certain circumstances, to pay the collateral interest's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Excess Spread

Each month the excess spread will be used in the following order of priority:

     o    first to make up deficiencies to Class A;

     o    then to make up deficiencies to Class B;

     o then to pay interest on the collateral interest and to make up deficiencies to the collateral interest;

     o    then to make up deficiencies that are owed to the servicer;

     o then to make up for reductions of the collateral invested amount if it is below its minimum required amount;

     o then to fund, if necessary, a reserve account maintained to cover certain interest payment shortfalls, if any;

     o then to pay any other amounts owing to the holder of the collateral interest; and

     o finally to other series or to the holders of the transferor certificates.

Principal Collections

Your series' share of principal collections will be applied each month as follows:

Collections of principal receivables allocated to the collateral interest and the Class B Certificates may be reallocated, if necessary, to make payments due on the Class A Certificates that have not been paid by either the Class A's share of collections of finance charge receivables or excess finance charge collections. If required Class A amounts are satisfied, the collateral interest also provides the same type of protection to the Class B Certificates.

Collections of principal receivables allocated to your series and not used as described in the preceding paragraph are combined with shared principal collections from other series, to the extent necessary and available, and treated as "available principal collections."

Available principal collections may be paid, or accumulated and then paid, to you as payments of principal. The amount, priority and timing of your principal payments, if any, depend on whether your series is in the revolving period, the controlled accumulation period or the early amortization period.

During the revolving period, no principal will be paid to you or accumulated in a trust account.

During the controlled accumulation period, principal collections will be deposited in a trust account, up to a controlled amount, to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount on their expected final payment date.

During the early amortization period, principal collections and any principal amounts previously accumulated as described above will be used to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount.

As available principal collections are accumulated for the Class A Certificates and the Class B Certificates during the controlled accumulation period, the minimum required credit enhancement (i.e., the collateral interest) will decrease and the available principal collections will be paid to the holder of the collateral interest to the extent of this decrease.

Collections of principal receivables allocated to your series and not used as described above may be paid to other series, to the extent necessary, or to the holders of the transferor certificates.

PAY-OUT EVENTS

Certain adverse events called pay-out events might lead to the start of an early amortization period. A pay-out event for your series will include the following events:

     o any transferor does not make any required payment or deposit within five business days of the date such payment or deposit is due;

     o any transferor materially violates any other obligation or agreement causing you to be adversely affected, if (a) the transferor does not remedy the violation within 60 days after it has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

     o any transferor provides certain representations, warranties or other information which were materially incorrect at the time they were provided causing you to be adversely affected, if (a) they continue to be materially incorrect 60 days after the transferor has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

     o a transferor fails to transfer additional assets to the trust within five business days after the date required;

     o certain defaults by the servicer that have a material adverse effect on you;

     o the net yield on the trust portfolio allocated to Series 2003-3 averaged over three consecutive months is less than the weighted average interest rate for Series 2003-3, calculated by taking into account the interest rate on Class A Certificates, Class B Certificates and the collateral interest, plus the servicing fee for Series 2003-3;

     o    you are not paid in full on the expected final payment date;

     o any transferor is unable to transfer receivables to the trust as required under the pooling and servicing agreement;

     o certain events of insolvency or receivership relating to a transferor or other holder of the original transferor certificate; or

     o the trust becomes an "investment company" under the Investment Company Act of 1940.

REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS

Collections of finance charge receivables to be allocated to the investor certificates of each series in Group II will be combined and will be available for certain required payments to all series in Group II. These amounts will be reallocated pro rata, based on the size of the required payment for each of the series in Group II as compared with the total required payments for all of the series in Group II.

SHARED PRINCIPAL COLLECTIONS

This series will be included in a group of series designated as "principal sharing series." To the extent that collections of principal receivables allocated to this series are not needed to make payments or deposits to a trust account for the benefit of your series, these collections will be applied to cover principal payments for other principal sharing series, if any. Any reallocation for this purpose will not reduce the invested amount for your series. In addition, you may receive the benefits of collections of principal receivables and certain other amounts allocated to other principal sharing series designated to share collections of principal receivables with your series. However, there can be no assurance that the trust will issue additional principal sharing series designated to share collections of principal receivables with your series.

EXCESS FINANCE CHARGE COLLECTIONS

This series will be included in a group of series designated as "excess allocation series." To the extent that collections of finance charge receivables allocable to this series exceed the amount necessary to make required payments for this series payable from collections of finance charge receivables, such excess collections may be applied to cover shortfalls of collections of finance charge receivables allocable to other excess allocation series. In addition, you may receive the benefits of collections of finance charge receivables allocated to other excess allocation series designated to share collections of finance charge receivables with your series. However, there can be no assurance that the trust will issue additional excess allocation series designated to share collections of finance charge receivables with your series.

OPTIONAL REPURCHASE

The transferors have the option to repurchase your Series 2003-3 Certificates when the invested amount for your series has been reduced to 5% or less of the initial invested amount for your series.

REGISTRATION

The Series 2003-3 Certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. You will not receive a definitive certificate representing your interest, except in limited circumstances.

You may elect to hold your Series 2003-3 Certificates through DTC, in the United States, or Clearstream or the Euroclear System in Europe.

We expect that the Series 2003-3 Certificates will be delivered in book-entry form through the facilities of DTC, Clearstream and Euroclear on or about May [o], 2003.

TAX STATUS

Subject to important considerations described in the Prospectus, Orrick, Herrington & Sutcliffe LLP, as special tax counsel to the transferors, is of the opinion that under existing law your Series 2003-3 Certificates will be characterized as debt for federal income tax purposes and the trust will not be taxable as a corporation for such purposes.

ERISA CONSIDERATIONS

Subject to important considerations described in the Prospectus Supplement and Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

The Class B Certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, other than insurance companies investing assets of their general accounts.

CERTIFICATE RATINGS

At issuance, the Class A Certificates will be rated in the highest rating category by at least one nationally recognized rating organization, and the Class B Certificates will be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

An application has been made to list the Series 2003-3 Certificates on the Luxembourg Stock Exchange. We cannot guarantee that the application for the listing will be accepted. You should consult with Deutsche Bank Luxembourg S.A., the Luxembourg listing agent, for the Series 2003-3 Certificates, Boulevard Konrad Adenauer 2, Luxembourg, phone number 352-4212-2643, to determine whether or not the Series 2003-3 Certificates are listed on the Luxembourg Stock Exchange.

                               THE TOTAL PORTFOLIO

General

         The primary assets of the trust (the "Trust Portfolio") are receivables (the "Receivables") generated from time to time in a portfolio of designated American Express credit card (whether branded Optima Card or otherwise), Optima Line of Credit and Sign & Travel/Extended Payment Option consumer revolving credit accounts and, in the future, may include other charge or credit accounts or products (collectively, the "Accounts").

         The Accounts were selected from the total portfolio of consumer American Express credit card, Optima Line of Credit and Sign & Travel/Extended Payment Option accounts owned by Centurion (the "Total Portfolio") based upon the eligibility criteria specified in the Pooling and Servicing Agreement applied with respect to the Accounts as of their selection date. Set forth below is certain information with respect to the Total Portfolio. The Total Portfolio's yield, loss, delinquency and payment rate is comprised of segments which may, when taken individually, have yield, loss, delinquency and payment rate characteristics different from those of the overall Total Portfolio of credit card accounts. As of March 31, 2003, the Receivables in the Trust represented approximately 81% of the Total Portfolio. Because the Trust Portfolio is only a portion of the Total Portfolio, actual yield, loss, delinquency and payment rate experience with respect to the Receivables has been and, in the future, may be different from that set forth below for the Total Portfolio. There can be no assurance that the yield, loss, delinquency and payment rate experience relating to the Receivables in the Trust Portfolio will be comparable to the historical experience relating to the receivables in the Total Portfolio set forth below.

Loss and Delinquency Experience

         The following tables set forth the loss and delinquency experience for the Total Portfolio for each of the periods shown.

                     Loss Experience of the Total Portfolio
                             (Dollars in Thousands)


                                        Three Months
                                           Ended                              Year Ended December 31,
                                        -----------    --------------------------------------------------------------------
                                         March 2003        2002          2001           2000          1999        1998
                                         ----------    -----------   -----------    -----------   -----------   -----------
Average Receivables Outstanding(1)      $27,166,250    $25,232,901   $24,312,940    $21,743,575   $16,188,623   $13,696,794

Total Gross Charge-Offs (2)                 399,825      1,560,585     1,430,243      1,059,267       948,192       971,091
Total Recoveries                             49,563        189,720       155,180        129,445       128,362       118,332
                                        -----------    -----------   -----------    -----------   -----------   -----------
Total Net Charge-Offs (3)               $   350,262    $ 1,370,865   $ 1,275,063    $   929,822      $819,830   $   852,759
                                        ===========    ===========   ===========    ===========   ===========   ===========
Total Net Charge-Offs as a
  Percentage of Average
  Receivables Outstanding                     5.16%(4)        5.43%         5.24%          4.28%         5.06%         6.23%


---------------
(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.
(2) Total Gross Charge-Offs for each indicated period include charge-offs of principal, finance charges and certain fees for such period.
(3) Total Net Charge-Offs for each indicated period is equal to Total Gross Charge-Offs for such period, net of recoveries during such period.
(4)      This percentage is an annualized figure.

    Average Receivables Delinquent as a Percentage of the Total Portfolio(1)
                             (Dollars in Thousands)


                                                                                      Year Ended December 31,
                                            Three Months Ended      ----------------------------------------------------------
                                                March 2003                   2002                        2001
                                     -----------------------------  --------------------------  ---------------------------
                                                    Percentage of               Percentage of                Percentage of
                                                       Average                     Average                      Average
                                        Dollar       Receivables      Dollar     Receivables      Dollar      Receivables
                                        Amount      Outstanding(2)    Amount    Outstanding(2)    Amount     Outstanding(2)
                                        ------      --------------    ------    --------------    ------     --------------
Average
Receivables
Outstanding(3) .................     $27,166,250       100.00%      $25,232,901   100.00%       $24,312,940      100.00%

Average
Receivables
Delinquent:

31 to 60 Days ..................     $   330,802         1.22%      $   318,259     1.26%       $   310,657        1.28%
61 to 90 Days ..................         190,316         0.70           184,471     0.73            165,490        0.68
91 Days or More ................         297,639         1.10           285,887     1.13            238,437        0.98
                                     -----------       ------       -----------   ------        -----------      ------

     Total .....................     $   818,757         3.01%      $   788,618     3.13%       $   714,585        2.94%
                                     ===========       ======       ===========   ======        ===========      ======



                                                                  Year Ended December 31,
                                     ------------------------------------------------------------------------------------
                                               2000                         1999                        1998
                                     --------------------------   --------------------------  ---------------------------
                                                 Percentage of                Percentage of                Percentage of
                                                    Average                      Average                      Average
                                       Dollar     Receivables       Dollar     Receivables       Dollar     Receivables
                                       Amount    Outstanding(2)     Amount    Outstanding(2)     Amount    Outstanding(2)
                                       ------    --------------     ------    --------------     ------    --------------
Average
Receivables
Outstanding(3) .................     $21,743,575    100.00%       $16,188,623     100.00%     $13,696,794     100.00%

Average
Receivables
Delinquent:

31 to 60 Days ..................     $   258,514      1.19%       $   219,678       1.36%     $   216,515       1.58%
61 to 90 Days ..................         126,472      0.58            110,170       0.68          108,157       0.79
91 Days or More ................         170,182      0.78            142,603       0.88          142,760       1.04
                                     -----------    ------        -----------      ------     -----------     ------

     Total .....................     $   555,168      2.55%       $   472,451       2.92%     $   467,433       3.41%
                                     ===========    ======        ===========      ======     ===========     ======


---------------
(1) Average Receivables Delinquent for each indicated period is calculated as the average of month-end delinquent amounts for such period.
(2) The resulting percentages are the result of dividing the Average Receivables Delinquent for the indicated period by the Average Receivables Outstanding for such period.
(3) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.

Revenue Experience

         The revenues for the Total Portfolio from finance charges and fees billed to account holders are set forth in the following table for each of the periods shown.

         The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on receivables lag behind amounts billed to account holders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by account holders, the percentage of account holders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the receivables.


                    Revenue Experience of the Total Portfolio
                             (Dollars in Thousands)


                                      Three Months
                                          Ended                                 Year Ended December 31,
                                       -----------       -----------------------------------------------------------------------
                                        March 2003           2002          2001            2000           1999          1998
                                       -----------       -----------    -----------    -----------    -----------    -----------
Average Receivables                    $27,166,250       $25,232,901    $24,312,940    $21,743,575    $16,188,623    $13,696,794
  Outstanding (1)
Total Finance Charges                  $   823,741       $ 3,325,870    $ 3,528,958    $ 3,283,319    $ 2,501,139    $ 2,223,302
  and Fees Billed (2)
Total Finance Charges and
  Fees Billed as a
  Percentage of Average                      12.13%(3)         13.18%         14.51%         15.10%         15.45%         16.23%
  Receivables Outstanding


---------------
(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.
(2) Total Finance Charges and Fees Billed are comprised of periodic finance charges, cash advance fees, annual membership fees and certain other fees.
(3)      This percentage is an annualized figure.

         The revenues for the Total Portfolio shown in the table above are related to finance charges, together with certain fees, billed to holders of the accounts. The revenues related to finance charges depend in part upon the collective preference of account holders to use their accounts as revolving credit facilities for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the account holders prefer instead to pay off their entire account balance each month, thereby avoiding finance charges. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the account owners on the accounts in the Total Portfolio. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and other factors. Neither the Servicer nor any account owner nor any of their respective affiliates has any basis to predict how any future changes in the use of the accounts by account holders or in the terms of accounts may affect the revenue for the Total Portfolio.

Payment Rates

         The following table sets forth the highest and lowest account holder monthly payment rates for the Total Portfolio during any month in the period shown and the average account holder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. For the highest and lowest monthly payment rates, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the applicable month, and the denominator is equal to the aggregate amount of receivables billed to account holders during the prior month. For the monthly average payment rate, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the indicated period, divided by the number of months in the period, and the denominator is equal to the average of the month-end receivables balances for such period.

           Account Holder Monthly Payment Rates of the Total Portfolio


                          Three Months                                 Year Ended December 31,
                            Ended             -------------------------------------------------------------------------
                           March 2003           2002             2001            2000             1999            1998
                           ----------         ------           ------           ------           ------          ------
Lowest Month..........      21.19%            18.67%           16.81%           15.56%           14.26%          14.53%
Highest Month.........      22.87%            21.82%           19.22%           17.22%           16.06%          15.33%
Monthly Average.......      22.04%            20.52%           18.19%           16.57%           15.32%          15.02%


                                 THE RECEIVABLES

         The Receivables in the Trust Portfolio in the accounts, as of March 31, 2003, totaled $22,822,218,181, comprised of $22,143,863,949 of principal receivables and $678,354,232 of finance charge receivables.

         The following tables, together with the last paragraph of this section, summarize the Trust Portfolio by various criteria as of March 31, 2003. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any time subsequent to March 31, 2003.

                         Composition by Account Balance
                                 Trust Portfolio

                                                      Percentage of                             Percentage of Total
     Account Balance               Number of          Total Number             Receivables         Receivables
          Range                    Accounts            of Accounts             Outstanding          Outstanding
----------------------        -----------------    ------------------   ----------------------- -------------------
Credit Balance .........              199,389             1.2%            $    (29,642,746)            (0.1)%
Zero Balance ...........            9,821,156            57.8                            0              0.0
$1 - $1,000 ............            3,012,475            17.7                1,058,399,694              4.6
$1,001 - $5,000 ........            2,517,120            14.8                6,248,590,353             27.4
$5,001 - $10,000 .......              841,963             5.0                5,980,191,966             26.2
$10,001 - More .........              599,084             3.5                9,564,678,914             41.9
                                   ----------           -----             ----------------            -----
         Total .........           16,991,187           100.0%            $ 22,822,218,181            100.0%
                                   ==========           =====             ================            =====

                           Composition by Credit Limit
                                 Trust Portfolio

                                                      Percentage of                              Percentage of Total
      Credit Limit                 Number of          Total Number             Receivables          Receivables
          Range                    Accounts            of Accounts             Outstanding           Outstanding
---------------------------   -----------------    ------------------   -----------------------  -------------------
Less than $1,001 ..........          832,408                4.9%            $   106,023,680            0.5%
$1,001 - $5,000 ...........        4,099,685               24.1               2,257,703,851            9.9
$5,001 - $10,000 ..........        3,399,907               20.0               3,719,766,438           16.3
$10,001 and Up ............        3,444,283               20.3              11,189,221,807           49.0
                                  ----------              -----             ---------------          -----
     Total (Optima) .......       11,776,283               69.3              17,272,715,776           75.7

No Pre-Set Spending
Limit (Sign & Travel) .....        5,214,904               30.7               5,549,502,405           24.3
                                  ----------              -----             ---------------          -----
     Total ................       16,991,187              100.0%            $22,822,218,181          100.0%
                                  ==========              =====             ===============          =====



                      Composition by Period of Delinquency
                                 Trust Portfolio


Period of Delinquency (Days                           Percentage of                               Percentage of Total
       Contractually               Number of          Total Number             Receivables           Receivables
        Delinquent)                Accounts            Of Accounts             Outstanding           Outstanding
---------------------------   -----------------    ------------------   -----------------------  ---------------------
Current to 30 Days ........       16,824,426               99.0%            $22,141,332,964           97.0%
31 to 60 Days .............           77,468                0.5                 270,091,431            1.2
61 to 90 Days .............           36,373                0.2                 158,877,253            0.7
91 or More Days ...........           52,920                0.3                 251,916,533            1.1
                                  ----------              -----             ---------------          -----
     Total ................       16,991,187              100.0%            $22,822,218,181          100.0%
                                  ==========              =====             ===============          =====

                           Composition by Account Age
                                 Trust Portfolio

                                                         Percentage of                               Percentage of Total
                                      Number of          Total Number             Receivables           Receivables
        Account Age                   Accounts            of Accounts             Outstanding           Outstanding
------------------------------   -----------------    ------------------   -----------------------  --------------------
Not More than 12 Months.......         558,031                3.3%                $357,522,734               1.6%
12 Months to 17 Months........         519,600                3.1                  842,372,442               3.7
18 Months to 23 Months........         979,097                5.8                1,588,340,520               7.0
24 Months to 35 Months........       2,454,593               14.4                3,787,374,616              16.6
36 Months to 47 Months........       2,757,029               16.2                4,313,905,090              18.9
48 Months to 59 Months........         971,056                5.7                1,321,350,626               5.8
60 Months to 71 Months........       1,026,998                6.0                1,311,124,129               5.7
72 Months and Greater.........       7,724,783               45.5                9,300,228,024              40.8
                                    ----------              -----              ---------------             -----
    Total.....................      16,991,187              100.0%             $22,822,218,181             100.0%
                                    ==========              =====              ===============             =====


         As of March 31, 2003, approximately 15.06%, 10.35%, 8.63%, 8.16% and
5.23% of the Receivables related to account holders having billing addresses in California, New York, Florida, Texas and New Jersey, respectively. Not more than 5% of the Receivables related to account holders having billing addresses in any other single state.

                                                                        ANNEX I

                                  OTHER SERIES

         The table below sets forth the principal characteristics of all other series issued by the trust and currently outstanding. For more specific information with respect to the series listed below, any prospective investor should contact American Express Centurion Bank at (801) 945-3000. Centurion will provide, without charge, to any prospective purchaser of the Series 2003-3 Certificates, a copy of the Prospectus Supplement for any series listed below.


                                                       Series 1998-1

Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$825,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.09% per annum
Class B Initial Invested Amount.........................................................................$80,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.25% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).....................June 1, 2002
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$95,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................June 2003 Distribution Date
Series Issuance Date..................................................................................June 23, 1998
Principal Sharing Series  ......................................................................................Yes
Excess Allocation Series .......................................................................................Yes
Group......................................................................................................Group II


                                                       Series 1999-1

Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$865,000,000
Class A Certificate Rate............................................................................5.60% per annum
Class B Initial Invested Amount.........................................................................$60,000,000
Class B Certificate Rate............................................................................5.85% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$77,083,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................April 1, 2003
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$75,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................April 2004 Distribution Date
Series Issuance Date.................................................................................April 21, 1999
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group.......................................................................................................Group I



                                                       Series 1999-2
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$432,500,000
Class A Certificate Rate............................................................................5.95% per annum
Class B Initial Invested Amount.........................................................................$30,000,000
Class B Certificate Rate............................................................................6.10% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$38,541,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)......................May 1, 2003
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$37,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date..............................................................May 2004 Distribution Date
Series Issuance Date...................................................................................May 19, 1999
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group.......................................................................................................Group I


                                                       Series 1999-3
Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$825,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.14% per annum
Class B Initial Invested Amount.........................................................................$80,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.34% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)......................May 1, 2003
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$95,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date..............................................................May 2004 Distribution Date
Series Issuance Date...................................................................................May 19, 1999
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 1999-5
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$412,500,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.24% per annum
Class B Initial Invested Amount.........................................................................$40,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.48% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).....................July 1, 2003
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$47,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................July 2004 Distribution Date
Series Issuance Date................................................................................August 17, 1999
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 2000-1
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$432,500,000
Class A Certificate Rate........................................................................... 7.20% per annum
Class B Initial Invested Amount.........................................................................$30,000,000
Class B Certificate Rate........................................................................... 7.40% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$38,541,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................February 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$37,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................February 2005 Distribution Date
Series Issuance Date..............................................................................February 16, 2000
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group.......................................................................................................Group I

                                                       Series 2000-2
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$412,500,000
Class A Certificate Rate......................................................One-Month LIBOR plus 0.165% per annum
Class B Initial Invested Amount.........................................................................$40,000,000
Class B Certificate Rate......................................................One-Month LIBOR plus 0.350% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................February 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$47,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................February 2005 Distribution Date
Series Issuance Date..............................................................................February 16, 2000
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2000-3
Initial Invested Amount..............................................................................$1,000,000,000
Class A Initial Invested Amount........................................................................$825,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.16% per annum
Class B Initial Invested Amount.........................................................................$80,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................April 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$95,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................April 2005 Distribution Date
Series Issuance Date....................................................................................May 3, 2000
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 2000-4
Initial Invested Amount..............................................................................$1,212,122,000
Class A Initial Invested Amount......................................................................$1,000,000,000
Class A Certificate Rate....................................................Three-Month LIBOR plus 0.125% per annum
Class B Initial Invested Amount.........................................................................$96,970,000
Class B Certificate Rate.....................................................Three-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$91,414,166.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)................September 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount.....................................................................$115,152,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date........................................................September 2005 Distribution Date
Series Issuance Date..................................................................................June 22, 2000
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2000-5
Initial Invested Amount................................................................................$787,878,000
Class A Initial Invested Amount........................................................................$650,000,000
Class A Certificate Rate......................................................One-Month LIBOR plus 0.140% per annum
Class B Initial Invested Amount.........................................................................$63,030,000
Class B Certificate Rate......................................................One-Month LIBOR plus 0.380% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$59,419,166.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)................September 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$74,848,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date........................................................September 2005 Distribution Date
Series Issuance Date.............................................................................September 15, 2000
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2001-1
Initial Invested Amount................................................................................$750,000,000
Class A Initial Invested Amount........................................................................$618,750,000
Class A Certificate Rate......................................................One-Month LIBOR plus 0.140% per annum
Class B Initial Invested Amount.........................................................................$60,000,000
Class B Certificate Rate......................................................One-Month LIBOR plus 0.420% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$56,562,500.00
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................February 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$71,250,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................February 2006 Distribution Date
Series Issuance Date..............................................................................February 23, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 2001-2
Initial Invested Amount................................................................................$250,000,000
Class A Initial Invested Amount........................................................................$216,250,000
Class A Certificate Rate............................................................................5.53% per annum
Class B Initial Invested Amount.........................................................................$15,000,000
Class B Certificate Rate............................................................................5.83% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$19,270,833.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................March 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$18,750,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................March 2006 Distribution Date
Series Issuance Date.................................................................................March 23, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group.......................................................................................................Group I

                                                       Series 2001-3
Initial Invested Amount................................................................................$750,000,000
Class A Initial Invested Amount........................................................................$618,750,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.13% per annum
Class B Initial Invested Amount.........................................................................$60,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.38% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$56,562,500.00
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................March 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$71,250,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................March 2006 Distribution Date
Series Issuance Date..................................................................................April 3, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2001-4
Initial Invested Amount................................................................................$725,000,000
Class A Initial Invested Amount........................................................................$598,125,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.13% per annum
Class B Initial Invested Amount.........................................................................$58,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.38% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$54,677,083.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................April 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$68,875,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................April 2006 Distribution Date
Series Issuance Date.................................................................................April 19, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II



                                                       Series 2001-5
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$412,500,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.18% per annum
Class B Initial Invested Amount.........................................................................$40,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.45% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$37,708,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................April 1, 2007
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$47,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................April 2008 Distribution Date
Series Issuance Date....................................................................................May 9, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2001-6
Initial Invested Amount................................................................................$700,000,000
Class A Initial Invested Amount........................................................................$577,500,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.12% per annum
Class B Initial Invested Amount.........................................................................$56,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$52,791,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)......................May 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$66,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date..............................................................May 2006 Distribution Date
Series Issuance Date..................................................................................June 12, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2001-7
Initial Invested Amount................................................................................$650,000,000
Class A Initial Invested Amount........................................................................$536,250,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.12% per annum
Class B Initial Invested Amount.........................................................................$52,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.36% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$49,020,833.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).....................July 1, 2005
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$61,750,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................July 2006 Distribution Date
Series Issuance Date................................................................................August 21, 2001
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group..................................................................................................... Group II


                                                       Series 2002-1
Initial Invested Amount................................................................................$920,000,000
Class A Initial Invested Amount........................................................................$759,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.11% per annum
Class B Initial Invested Amount.........................................................................$73,600,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.40% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$69,383,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................February 1, 2006
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$87,400,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................February 2007 Distribution Date
Series Issuance Date..............................................................................February 21, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2002-2
Initial Invested Amount................................................................................$920,000,000
Class A Initial Invested Amount........................................................................$759,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.11% per annum
Class B Initial Invested Amount.........................................................................$73,600,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.39% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$70,891,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................April 1, 2006
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$87,400,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................April 2007 Distribution Date
Series Issuance Date.................................................................................April 25, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2002-3
Initial Invested Amount................................................................................$920,000,000
Class A Initial Invested Amount........................................................................$759,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.11% per annum
Class B Initial Invested Amount.........................................................................$73,600,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.38% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$69,383,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)......................May 1, 2006
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$87,400,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date..............................................................May 2007 Distribution Date
Series Issuance Date...................................................................................May 16, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 2002-4
Initial Invested Amount................................................................................$500,000,000
Class A Initial Invested Amount........................................................................$412,500,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.04% per annum
Class B Initial Invested Amount.........................................................................$40,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.31% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$37,708,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).....................July 1, 2004
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$47,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................July 2005 Distribution Date
Series Issuance Date..................................................................................July 17, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2002-5
Initial Invested Amount................................................................................$600,000,000
Class A Initial Invested Amount........................................................................$495,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.17% per annum
Class B Initial Invested Amount.........................................................................$48,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.45% per annum
Controlled Accumulation Amount (subject to adjustment)..................................................$45,250,000
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).....................July 1, 2008
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$57,000,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.............................................................July 2009 Distribution Date
Series Issuance Date..................................................................................July 17, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2002-6
Initial Invested Amount................................................................................$720,000,000
Class A Initial Invested Amount........................................................................$594,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.14% per annum
Class B Initial Invested Amount.........................................................................$57,600,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.45% per annum
Controlled Accumulation Amount (subject to adjustment)..................................................$54,300,000
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...................August 1, 2006
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$68,400,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date...........................................................August 2007 Distribution Date
Series Issuance Date................................................................................August 15, 2002
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II


                                                       Series 2003-1
Initial Invested Amount................................................................................$920,000,000
Class A Initial Invested Amount........................................................................$759,000,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.11% per annum
Class B Initial Invested Amount.........................................................................$73,600,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.40% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$69,383,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................February 1, 2007
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount......................................................................$87,400,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................February 2008 Distribution Date
Series Issuance Date..............................................................................February 20, 2003
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II

                                                       Series 2003-2
Initial Invested Amount..............................................................................$1,100,000,000
Class A Initial Invested Amount........................................................................$907,500,000
Class A Certificate Rate.......................................................One-Month LIBOR plus 0.11% per annum
Class B Initial Invested Amount.........................................................................$88,000,000
Class B Certificate Rate.......................................................One-Month LIBOR plus 0.37% per annum
Controlled Accumulation Amount (subject to adjustment)...............................................$82,958,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................March 1, 2007
Annual Servicing Fee Percentage......................................................................2.0% per annum
Collateral Initial Invested Amount.....................................................................$104,500,000
Enhancement for the Class A and Class B Certificates.....................................Collateral Invested Amount
Other enhancement for the Class A Certificates............................Subordination of the Class B Certificates
Expected Final Payment Date............................................................March 2008 Distribution Date
Series Issuance Date..................................................................................April 2, 2003
Principal Sharing Series........................................................................................Yes
Excess Allocation Series........................................................................................Yes
Group......................................................................................................Group II
